Exhibit 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO
Tompkins Financial Corporation 607.273.3210

For Immediate Release
Wednesday, April 29, 2009

Tompkins Financial Corporation reports increase in first quarter earnings

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE Amex)

Tompkins Financial Corporation reported net income of $7.7 million for the first quarter of 2009, an increase of 2.7% over the $7.5 million reported for the same period in 2008. Diluted earnings per share of $0.79 for the first quarter of 2009 were up 2.6% when compared to the $0.77 of diluted earnings per share reported in the first quarter of 2008. Stephen S. Romaine, President and CEO stated, “We are very pleased that in the current challenging economic climate we continue to have strong operating performance. Growth in earnings per share, when adjusted for non-recurring income related to the VISA IPO in the first quarter of 2008, was up 17.9% over the same period last year. Contributing to our strong operating results, was very solid deposit growth during the quarter, which contributed to an improved net interest margin.”

Some highlights for the quarter included:

▪	Diluted earnings per share of $0.79, represents the Company’s best first quarter earnings performance ever.

▪	Net interest income of $25.9 million, was up 30.3% from same quarter last year.

▪

Noninterest income of $10.9 million, declined by $1.6 million from the same period last year due to $1.6 million in non-recurring income related to the VISA IPO, as well as lower revenue from investment services activities, which has been negatively impacted by declining stock market performance.

▪	Total loans were $1.8 billion at March 31, 2009, up 24.5% from March 31, 2008, and remaining relatively flat from December 31, 2008.

▪	Nonperforming assets represented 0.54% of total assets at March 31, 2009, compared to 0.56% at December 31, 2008, and 0.38% at March 31, 2008.

▪	In February the Company announced plans to raise capital through a Trust Preferred securities offering. On April 10, 2009, a $15 million issuance was successfully completed.

Total assets were $3.0 billion at March 31, 2009, up $542.9 million or 22.2% from $2.5 billion at March 31, 2008. Total loans were $1.8 billion at March 31, 2009, representing a 24.5% increase from the prior year. Total deposits at March 31, 2009, were $2.3 billion, up 26.9% from March 31, 2008.

The growth comparisons to the same quarter last year are impacted by the May 9, 2008, acquisition of Sleepy Hollow Bancorp (Sleepy Hollow). Immediately following the acquisition, Sleepy Hollow Bank was successfully merged into our Mahopac National Bank subsidiary. Total assets acquired from Sleepy Hollow were $269.2 million, and included $151.2 million in loans, $46.9 million in securities, and resulted in $18.2 million of goodwill. Total deposits in Sleepy Hollow Bank’s five Westchester County, NY branches were $229.0 million at the time of the acquisition.

Balance sheet growth contributed to improved net interest income in 2009. Net interest income of $25.9 million in the first quarter of 2009 was up 30.3% over the same period in 2008. This represented our 8th consecutive quarter of increased net interest income. Net interest income also benefited from an improved net interest margin, which was 3.97% in the first quarter of 2009, compared to 3.89% in the fourth quarter of 2008, and 3.66% in the first quarter of 2008.

Offsetting some of the benefits of improved net interest income was an increase in the provision for loan and lease losses. The provision for loan and lease losses increased to $2.0 million in the first quarter of 2009, compared to $625,000 in the first quarter of 2008. Trends in net charge-offs, higher delinquency rates in the portfolio, and general economic conditions all played a role in the increased provision expense for the quarter. Mr. Romaine commented, “While our asset quality trends reflect some of the stress that is being felt in the broader economy, our credit quality ratios were modestly improved from the fourth quarter of 2008, remain manageable, and compare favorably to our peers.” Annualized net charge-offs for the three months ended March 31, 2009, represented 0.16% of average loans (down from 0.18% for the full year in 2008), which compares to a Federal Reserve Board peer group1 ratio of 0.66%. Nonperforming assets represented 0.54% of total assets as of March 31, 2009 (down from 0.56% at December 31, 2008, and up from 0.38% at March 31, 2008), which compares to a Federal Reserve Board peer group1 ratio of 2.26%.

Noninterest income for the first quarter of 2009 was $10.9 million, a decline of $1.6 million from $12.5 million for the same period in 2008. As previously mentioned, non-recurring income from the VISA IPO boosted noninterest income by $1.6 million in the first quarter of 2008. The current weak economic climate has played a role in the declining trends in other noninterest income categories, including investment services fees and service charges on deposit accounts, which were both down from the same quarter last year. Insurance revenues increased by $329,000 in the first quarter of 2009 partially offsetting declines in other fee income categories.

Noninterest expenses for the first quarter 2009 were $23.3 million, up 14.3% from the same period last year. The increase over the same period last year was largely in the salary and wages and occupancy expense categories. These expenses were directly impacted by the Sleepy Hollow acquisition with the addition of five staffed branches.

Mr. Romaine added, “As we consider current economic forecasts, state budget deficits, volatile interest rates, and uncertain stock market conditions, we expect 2009 to be another challenging year. As our first quarter results indicate, by remaining committed to long-term results, building diversified revenue sources, and providing high quality financial solutions to our clients, Tompkins remains positioned to perform well in these challenging times.”

Tompkins Financial Corporation operates 45 banking offices in the New York State markets served by the Company’s subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout New York State. The Company offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. AM&M Financial Services, Inc. is also the parent company to Ensemble Financial Services, Inc., an independent broker dealer and leading outsourcing company for financial planners and investment advisors. Each Tompkins subsidiary operates with a community focus, meeting the unique needs of the communities served.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

1 Federal Reserve peer ratio as of December 31, 2008, includes banks and bank holding companies with consolidated assets between $1 billion and $3 billion.

Tompkins Financial Corporation – Condensed Consolidated Statements of Condition (Unaudited)

(In thousands, except share data)

	As of	As of
	03/31/2009	12/31/2008

ASSETS
Cash and noninterest bearing balances due from banks	$38,497	$48,133
Interest bearing balances due from banks	4,067	4,116
Federal funds sold	5,000	0
Trading securities, at fair value	36,650	38,101
Available-for-sale securities, at fair value	899,286	764,193
Held-to-maturity securities, fair value of $55,504 at March 31, 2009, and $55,064 at December 31, 2008	53,978	54,453
Loans and leases, net of unearned income and deferred costs and fees	1,811,792	1,817,531
Less: Allowance for loan and lease losses	19,980	18,672

Net Loans and Leases	1,791,812	1,798,859

Bank premises and equipment, net	45,074	46,613
Corporate owned life insurance	35,029	34,804
Goodwill	41,490	41,479
Other intangible assets	5,147	5,299
Accrued interest and other assets	37,282	31,672

Total Assets	$2,993,312	$2,867,722

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	$1,159,198	$980,011
Time	766,016	703,107
Noninterest bearing	410,723	450,889

Total Deposits	2,335,937	2,134,007

Federal funds purchased and securities sold under agreements to repurchase, fair value of $16,109 at March 31, 2009 and $16,170 at December 31, 2008	182,744	196,304
Other borrowings, fair value of $11,984 at March 31, 2009 and $12,179 at December 31, 2008	206,056	274,791
Other liabilities	41,190	43,259

Total Liabilities	2,765,927	2,648,361

EQUITY
Tompkins Financial Corporation shareholders’ equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued: 9,732,474 at March 31, 2009; and 9,727,418 at December 31, 2008	973	973
Additional paid-in capital	153,352	152,842
Retained earnings	78,190	73,779
Accumulated other comprehensive loss	(4,512)	(7,602)
Treasury stock, at cost – 76,640 shares at March 31, 2009, and 76,881 shares at December 31, 2008	(2,103)	(2,083)

Total Tompkins Financial Corporation Shareholders’ Equity	225,900	217,909
Noncontrolling interest	1,485	1,452

Total Equity	$227,385	$219,361

Total Liabilities and Equity	$2,993,312	$2,867,722

Tompkins Financial Corporation – Condensed Consolidated Statements of Income (Unaudited)

(In thousands, except per share data)

	Three Months Ended
	03/31/2009	03/31/2008

INTEREST AND DIVIDEND INCOME
Loans	$26,678	$24,262
Due from banks	8	88
Federal funds sold	5	20
Trading securities	362	626
Available-for-sale securities	8,695	8,073
Held-to-maturity securities	503	474

Total Interest and Dividend Income	36,251	33,543

INTEREST EXPENSE
Deposits:
Time certificates of deposits of $100,000 or more	1,490	2,798
Other deposits	5,134	7,161
Federal funds purchased and securities sold under agreements to repurchase	1,565	2,037
Other borrowings	2,211	1,865

Total Interest Expense	10,400	13,861

Net Interest Income	25,851	19,682

Less: Provision for loan and lease losses	2,036	625

Net Interest Income After Provision for Loan and Lease Losses	23,815	19,057

NONINTEREST INCOME
Investment services income	3,202	3,669
Insurance commissions and fees	3,119	2,790
Service charges on deposit accounts	2,219	2,525
Card services income	790	795
Other service charges	442	744
Mark-to-market gains on trading securities	58	295
Mark-to-market gain (loss) on liabilities held at fair value	256	(848)
Increase in cash surrender value of corporate owned life insurance	222	337
Gain on VISA stock redemption	0	1,639
Gain (loss) on sales of loans	401	(3)
Other income	217	477
Net gain on sale of available-for-sale securities	7	247

Total Noninterest Income	10,933	12,667

NONINTEREST EXPENSES
Salaries and wages	9,528	9,369
Pension and other employee benefits	3,387	2,695
Net occupancy expense of bank premises	2,019	1,621
Furniture and fixture expense	1,112	924
Marketing expense	851	778
Professional fees	880	629
Software licenses and maintenance	672	609
Cardholder expense	325	294
Amortization of intangible assets	249	148
Other operating expense	4,266	3,314

Total Noninterest Expenses	23,289	20,381

Income Before Income Tax Expense	11,459	11,343

Income Tax Expense	3,716	3,802

Net Income	$7,743	$7,541

Less: Net income attributable to noncontrolling interest	33	33

Net Income Attributable to Tompkins Financial Corporation	$7,710	$7,508

Basic Earnings Per Share	$0.79	$0.78
Diluted Earnings Per Share	$0.79	$0.77

Tompkins Financial Corporation - Average Consolidated Balance Sheet and Net Interest Analysis (unaudited)

	Year to Date Period Ended Mar-09			Year to Date Period Ended Mar-08

(Dollar amounts in thousands)	Average Balance (YTD)	Interest	Average Yield/Rate	Average Balance (YTD)	Interest	Average Yield/Rate

ASSETS
Interest-earning assets
Certificates of deposit with other banks	$9,302	$8	0.35%	$11,042	$88	3.21%
Securities (1)
U.S. Government securities	672,855	7,781	4.69%	565,869	6,875	4.89%
Trading securities	37,506	362	3.91%	52,906	626	4.76%
State and municipal (2)	117,235	1,766	6.11%	100,629	1,544	6.17%
Other securities (2)	58,750	329	2.27%	51,423	703	5.50%

Total securities	886,346	10,238	4.68%	770,827	9,748	5.09%
Federal funds sold	8,547	5	0.24%	2,936	20	2.74%
Loans, net of unearned income (3)
Real estate	1,261,159	18,930	6.09%	970,778	16,030	6.64%
Commercial loans (2)	448,136	6,101	5.52%	383,995	6,620	6.93%
Consumer loans	87,661	1,517	7.02%	79,054	1,467	7.46%
Direct lease financing	13,518	201	6.03%	14,391	192	5.37%

Total loans, net of unearned income	1,810,474	26,749	5.99%	1,448,218	24,309	6.75%

Total interest-earning assets	2,714,669	37,000	5.53%	2,233,023	34,165	6.15%

Other assets	204,477			172,017

Total assets	$2,919,146			$2,405,040

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	$1,085,475	$2,366	0.88%	$809,456	$3,594	1.79%
Time deposits > $100,000	276,391	1,489	2.18%	273,598	2,798	4.11%
Time deposits < $100,000	417,859	2,528	2.45%	339,271	3,530	4.18%
Brokered time deposits < $100,000	42,688	241	2.29%	4,070	37	3.66%

Total interest-bearing deposits	1,822,413	6,624	1.47%	1,426,395	9,959	2.81%

Federal funds purchased & securities sold under agreements to repurchase	188,204	1,565	3.37%	210,850	2,037	3.89%
Other borrowings	225,176	2,211	3.98%	159,708	1,865	4.70%

Total interest-bearing liabilities	2,235,793	10,400	1.89%	1,796,953	13,861	3.10%

Noninterest bearing deposits	417,932			368,699
Accrued expenses and other liabilities	42,464			34,967

Total liabilities	2,696,189			2,200,619

Shareholders’ equity	221,490			202,195
Noncontrolling interest	1,467			2,226

Total equity	222,957			204,421

Total liabilities and equity	$2,919,146			$2,405,040

Interest rate spread			3.64%			3.05%

Net interest income/margin on earning assets		$26,600	3.97%		$20,304	3.66%

Tax equivalent adjustment (2)		(749)			(622)

Net interest income per consolidated financial statements		$25,851			$19,682

(1)	Average balances and yields exclude unrealized gains and losses on available-for-sale securities.
(2)	Interest income includes the effects of taxable-equivalent adjustments using a blended Federal and State income tax rate of 40% to increase tax exempt interest income to a taxable-equivalent basis.
(3)

Nonaccrual loans are included in the average loans totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Tompkins Financial Corporation – Summary Financial Data (Unaudited)

(In thousands, except share and per share data)	Quarter-Ended					Year-Ended

	Mar-09	Dec-08	Sept-08	June-08	Mar-08	Dec-08

Period End Balance Sheet
Securities	$989,914	$856,747	$800,398	$839,976	$811,627	$856,747
Loans and leases, net of unearned income and deferred costs and fees	1,811,792	1,817,531	1,718,378	1,652,831	1,455,570	1,817,531
Allowance for loan and lease losses	19,980	18,672	17,306	16,835	14,781	18,672
Total assets	2,993,312	2,867,722	2,725,014	2,705,196	2,450,413	2,867,722

Total deposits	2,335,937	2,134,007	2,094,647	2,057,244	1,841,045	2,134,007
Federal funds purchased and securities sold under agreements to repurchase	182,744	196,304	190,299	203,687	210,079	196,304
Other borrowings	206,056	274,791	185,067	192,638	156,439	274,791
Total equity	227,385	219,361	218,706	209,337	211,173	219,361

Average Balance Sheet
Average earning assets	$2,714,669	$2,613,324	$2,512,077	$2,408,901	$2,233,023	$2,442,502
Average assets	2,919,146	2,813,158	2,708,126	2,602,914	2,405,040	2,633,020
Average interest-bearing liabilities	2,235,793	2,119,357	2,034,353	1,953,254	1,796,953	1,976,963
Average equity	222,957	214,838	211,361	212,482	204,421	210,785

Share data
Weighted average shares outstanding (basic)	9,701,539	9,683,177	9,668,256	9,650,917	9,602,478	9,651,341
Weighted average shares outstanding (diluted)	9,779,003	9,780,358	9,752,250	9,747,914	9,696,550	9,744,402
Period-end shares outstanding	9,699,828	9,694,772	9,671,379	9,662,547	9,629,693	9,694,772
Book value per share	$23.44	$22.63	$22.61	$21.66	$21.93	$22.63

Income Statement
Net interest income	$25,851	$24,803	$24,038	$21,867	$19,682	$90,390
Provision for loan/lease losses	2,036	2,105	1,515	1,183	625	5,428
Noninterest income	10,933	10,331	11,442	11,595	12,667	46,035
Noninterest expenses	23,289	22,728	22,190	21,757	20,381	87,056
Income tax expense	3,716	2,995	3,725	3,288	3,802	13,810
Net income	7,710	7,274	7,933	7,119	7,508	29,834
Noncontrolling interest	33	32	117	115	33	297
Basic earnings per share	$0.79	$0.75	$0.82	$0.74	$0.78	$3.09
Diluted earnings per share	$0.79	$0.74	$0.81	$0.73	$0.77	$3.06

Asset Quality
Net charge-offs	$728	$739	$1,043	$615	$451	$2,848
Nonaccrual loans and leases	15,479	15,798	12,463	10,552	9,008	15,798
Loans and leases 90 days past due and accruing	676	161	0	1,422	53	161
Troubled debt restructurings not included above	0	69	132	135	139	69

Total nonperforming loans and leases	16,155	16,028	12,595	12,109	9,200	16,028
OREO	103	110	526	481	5	110

Nonperforming assets	16,258	16,138	13,121	12,590	9,205	16,138

Tompkins Financial Corporation – Summary Financial Data (Unaudited)

	Quarter-Ended					Year-Ended

	Mar-09	Dec-08	Sept-08	June-08	Mar-08	Dec-08

Credit Quality
Net loan and lease losses/ average loans and leases *	0.16%	0.17%	0.25%	0.16%	0.13%	0.18%
Nonperforming loans and leases/loans and leases	0.89%	0.88%	0.73%	0.73%	0.63%	0.88%
Nonperforming assets/assets	0.54%	0.56%	0.48%	0.47%	0.38%	0.56%
Allowance/nonperforming loans and leases	123.68%	116.50%	137.40%	139.03%	160.67%	116.50%
Allowance/loans and leases	1.10%	1.03%	1.01%	1.02%	1.02%	1.03%

Capital Adequacy (period-end)
Tier I capital / average assets	6.7%	6.7%	7.0%	7.1%	7.9%	6.7%
Total capital / risk-weighted assets	10.8%	10.6%	10.9%	11.1%	12.4%	10.6%

Profitability
Return on average assets *	1.07%	1.03%	1.17%	1.10%	1.26%	1.13%
Return on average equity *	14.02%	13.47%	14.93%	13.48%	14.77%	13.89%
Net interest margin (TE) *	3.97%	3.89%	3.92%	3.77%	3.66%	3.81%

* Quarterly ratios have been annualized

	Quarter-ended					Year-Ended

Non-GAAP Disclosure	Mar-09	Dec-08	Sept-08	June-08	Mar-08	Dec-08

Reported net income	$7,710	$7,274	$7,933	$7,119	$7,508	$29,834
Adjustments:
Proceeds and accrual adjustment from VISA IPO (after-tax)	0	0	0	0	(983)	(983)
Subtotal adjustments	0	0	0	0	(983)	(983)
Adjusted net income	$7,710	$7,274	$7,933	$7,119	$6,525	$28,851
Weighted average shares outstanding (diluted)	9,779,003	9,780,358	9,752,250	9,747,914	9,696,550	9,744,402
Adjusted diluted earnings per share	$.79	$.74	$.81	$.73	$.67	$2.96

	Year-to-date period ended

Non-GAAP Disclosure	Mar-09	Mar-08

Reported net income	$7,710	$7,508
Adjustments:
Proceeds and accrual adjustment from VISA IPO (after-tax)	0	(983)
Subtotal adjustments	0	(983)
Adjusted net income	$7,710	$6,525
Weighted average shares outstanding (diluted)	9,779,003	9,696,550
Adjusted diluted earnings per share	$.79	$.67